Fall 2025 ADI SHAREHOLDER PRESENTATION Exhibit 99.1

Forward Looking Statements ©2025 Analog Devices, Inc. All Rights Reserved. This presentation contains forward-looking statements, which address a variety of subjects including, for example, our statements regarding our 2020 Equity Incentive Plan proposal; our environmental and sustainability goals and commitments, including those related to a climate transition plan, carbon neutrality, renewable energy usage, greenhouse gas emissions, water withdrawal, and waste diversion; anticipated growth and trends in our business; our strategy; and other future events. Statements that are not historical facts, including statements about our beliefs, plans and expectations, are forward-looking statements. Such statements are based on our current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: economic, political, legal and regulatory uncertainty or conflict, including increased uncertainty and volatility with respect to tariffs, export controls and other trade restrictions, actions taken or which may be taken by the presidential administration, executive offices of the U.S. government, or U.S. Congress, monetary policy, political, geopolitical, trade, or other issues in the United States or internationally, and the ongoing conflicts between Russia and Ukraine and in Israel and the Middle East; changes in demand for semiconductor products; manufacturing delays, product and raw materials availability and supply chain disruptions; diversion of products from our authorized distribution channels; changes in export classifications, import and export regulations or duties and tariffs; our development of technologies and research and development investments; our future liquidity, capital needs and capital expenditures; our ability to compete successfully in the markets in which we operate; our ability to recruit and retain key personnel; risks related to acquisitions or other strategic transactions; security breaches or other cyber incidents; risks related to the use of artificial intelligence in our business operations, products, and services; adverse results in litigation matters; reputational damage; changes in our estimates of our expected tax rates based on current tax law; risks related to our indebtedness; and uncertainty as to the long-term value of our common stock. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to our filings with the Securities and Exchange Commission, including the risk factors contained in our most recent Annual Report on Form 10-K. Forward-looking statements represent management’s current expectations and are inherently uncertain. Except as required by law, we do not undertake any obligation to update forward-looking statements made by us to reflect subsequent events or circumstances.

Industry-Leading Financial Profile with Scale, Scope, and Diversity 30% Automotive 11% Communications 13% Consumer 46% Industrial Information as of end of fiscal year 2024 $110.7B Market Cap as of End of Fiscal Q4 2024 Creating Solutions that Can Improve Lives and the World Renewable Energy Connected Humanity Sustainable Automotive Advanced Digital Healthcare Immersive Consumer Experience Industrial Automation The Intelligent Edge ©2025 Analog Devices, Inc. All Rights Reserved. $9.4B1 2024 Annual Revenue

Creating a More Connected, Safer, and Sustainable Future

CUSTOMER FOCUS[1]

75k
Products

>100k
Customers

60
Years of Industry Leadership

TECHNOLOGIES

Analog and Mixed-Signal

Power Management

Radio Frequency and Microwave

Edge Processors and Sensors

AI and Machine Learning

LEADING INNOVATION[1]

$1.5B
R&D Investment

~8k
Patents

TALENT[1]

~24k
Employees

13k+
Engineers

31
Countries Worldwide

PHYSICAL

SENSE
Capture data in any environment

MEASURE
Interpret and analyze data for fast, accurate decisions

COMPUTE
Improve data throughput and processing efficiency

CONNECT
Transfer data reliably

POWER
Expanded output with greater efficiency

DIGITAL

1. *Information as of end of fiscal year 2024*

4
©2025 Analog Devices, Inc. All Rights Reserved.

Executive Compensation Overview We believe our mix of compensation attracts and retains top executive talent, incentivizes our key performance objectives in the short- and long-term, and aligns our executive officers’ interests with those of our shareholders. ©2025 Analog Devices, Inc. All Rights Reserved. Pay Element Purpose Time Period Performance Measures Base Salary Attract and retain executive talent Annual N/A Short-Term Variable Cash Incentive Reward our executive officers for achieving short-term company financial objectives aligned with shareholder value creation Annual* 50% YoY revenue growth 50% OPBT margin Minimum OPBT margin required for payout Long-Term Equity Incentives TSR PRSUs Align executive officer and shareholder interest to drive superior relative TSR results Cumulative three-year performance period with cliff vesting Relative TSR compared to comparator group, targeting above-median performance Payouts capped if absolute TSR is negative Financial Metric PRSUs Align executive officer and shareholder interests to long-term profitability Cumulative three-year performance period with cliff vesting* Non-GAAP operating profit RSUs Attract and retain key executives Four-year graded vesting N/A For FY24, 95% of our CEO’s and 91% of our other NEOs’ total target compensation was in the form of variable, performance-based incentive compensation tied to challenging performance targets. *In 2024, based on shareholder feedback and our corporate strategy, we moved to an annual measurement and payout period for short-term variable cash incentive payouts starting in FY25 and moved to a cumulative three-year performance period with a three-year single target for financial metric PRSUs awarded starting in FY24

At the 2026 Annual Meeting, the Board plans to request that shareholders support a proposal to increase the number of shares available for issuance under the 2020 Equity Incentive Plan (2020 Plan) Shareholders last approved the 2020 Plan and the shares available for issuance under the 2020 Plan at the 2020 Annual Meeting ©2025 Analog Devices, Inc. All Rights Reserved. Overview of 2020 Equity Incentive Plan Proposal ADI has responsible equity compensation practices designed to align the interests of our employees, executive officers and directors with those of our shareholders Strong oversight by independent Compensation and Talent Committee, regularly considering shareholder feedback Incentive awards tied to challenging performance targets aligned with corporate strategy Careful management of 2020 Plan, including burn rate and dilution Strong plan features, including no liberal share recycling and no re-pricing of awards without shareholder approval Equity is a key component of our compensation program Designed to align employee, executive officer and director interests with those of our shareholders to drive superior total return and long-term profitability Critical element of compensation to attract and retain key talent in the competitive semiconductor industry

Highly qualified and diverse* Board with ongoing refreshment ©2025 Analog Devices, Inc. All Rights Reserved. Board Overview Independence of Directors 8 of 10 Directors are independent, or 80% Independent Director Tenure 6 of 8 Independent directors have 0-5 years tenure, or 75% Susie Wee, Ph.D. Co-Founder and Chief Executive Officer at DevAI Mercedes Johnson Former Chief Financial Officer of Avago Technologies (now Broadcom.com) Ray Stata Co-Founder and Former Chair of the Board of Directors of Analog Devices, Inc. Andrea F. Wainer Former Executive Vice President, Rapid and Molecular Diagnostics of Abbott   Vincent Roche Chief Executive Officer and Chair of the Board of Directors Analog Devices, Inc. Stephen Jennings Lead Independent Director Former Principal of Deloitte LLP André Andonian Chief Executive Officer of Andonian Advisory PTE. LTD. & Special Advisor—Senior Partner Emeritus at McKinsey & Company Edward H. Frank, Ph.D. Executive Chair of Gradient Technologies Karen M. Golz Former Global Vice Chair of Ernst & Young LLP Peter B. Henry, Ph.D. Class of 1984 Senior Fellow at Stanford University’s Hoover Institution and Senior Fellow at Stanford’s Freeman Spogli Institute for International Studies *4 of 10 (40%) directors identify as female, and 3 of 10 (30%) directors are non-white

Our Board is committed to effective corporate governance, promoting effective board oversight and ensuring responsiveness to shareholder feedback ©2025 Analog Devices, Inc. All Rights Reserved. Committed to Corporate Governance Best Practices SHAREHOLDER RIGHTS AND ACCOUNTABILITY EFFECTIVE BOARD LEADERSHIP, INDEPENDENT OVERSIGHT, AND STRONG CORPORATE GOVERNANCE Governance Highlights Majority of directors are independent Average tenure of independent directors is 4.1 years Regular executive sessions of independent directors Clawback policy for CEO and other officers Active engagement by our Board in overseeing talent and long-term succession planning for executives Annual election of directors Majority voting for directors in uncontested director elections Proxy access bylaw Annual Board and committee self-evaluations No dual class of stock or controlling shareholder In 2025, we amended our Bylaws to lower the ownership threshold for shareholders to call a special meeting of shareholders to 25% of outstanding shares, subject to certain holding requirements, and amended our Articles of Organization to lower the voting requirement for certain matters to a simple majority standard.

©2025 Analog Devices, Inc. All Rights Reserved. ESG | Our Approach  Drive emissions reductions across our value chain. Operate with integrity in our engagements. Create a safe, welcoming, and innovative environment where people can do their best work. Expand philanthropy through the Analog Devices Foundation. Develop the future workforce through educational outreach. Engage collaboratively with our diverse stakeholder groups. Co-creating with customers to solve climate and societal issues. Enabling and accelerating the global transition to a low-carbon economy. Advance solutions for healthier, safer, and more connected lives. Our Operations Our Communities Our Solutions

ESG | 2025 Actions Completed Climate Risk Assessment covering both physical and transitional risks and opportunities Completed Double Materiality Assessment Established ADI Human Rights Council Execute a Climate Transition Plan outlining ADI’s approach to a low carbon economy Piloting Product Carbon Footprint model for our customers Monitoring and preparing for global ESG-related regulations ©2025 Analog Devices, Inc. All Rights Reserved. Environmental Targets1 100% Renewable energy at ADI's manufacturing facilities2 by 20253 59% renewable energy use At least 50% reduction in absolute Scope 1 and 2 GHG emissions by 2030 or sooner from 2019 38% reduction 75% Reduction of Scope 1 GHG emissions from ADI's fabs by 2026 from 2022 43% reduction 50% Reduction in water withdrawal normalized to production output4 by 2027 from 2022 28% increase5 100% Waste from ADI’s manufacturing facilities2 diverted from landfill by 2030 95% diverted 2024 Progress 1 We have set aggressive goals to reduce our environmental footprint including reaching carbon neutral by 2030 and net zero by 2050 or sooner. 2 Manufacturing facilities include locations with fabrication, assembly, and/or test on-site. 3 All environmental goals consider the end of the stated year our timeframe for achievement. 4 Water withdrawal is normalized to fab production output. 5 A decrease in production output in 2024 contributed to an increase in normalized water withdrawn.